UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2023

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This current report on Form 8-K/A amends and supplements the current report on Form 8-K filed by Genworth Financial, Inc. (the “Company” or “Genworth”), with the U.S. Securities and Exchange Commission on July 11, 2023 (the “Original Form 8-K”). The Original Form 8-K, including the unaudited financial supplement, was furnished to reflect the adoption of long-duration targeted improvements (“LDTI”) and to assist investors and others in evaluating the impact of LDTI on the Company’s financial position and results of operations. This Form 8-K/A is being furnished to give effect to the revised accounting treatment applied by the Company in the second quarter of 2023, as described below. For all periods prior to the second quarter of 2023, the quarterly financial supplement furnished as Exhibit 99.1 with this Form 8-K/A replaces and supersedes the quarterly financial supplement previously furnished for the first quarter of 2023 in the Original Form 8-K.

Item 7.01	Regulation FD Disclosure.

On January 1, 2023, Genworth adopted LDTI. This accounting guidance impacted the Company’s long-term care insurance, life insurance and annuity products and was applied as of January 1, 2021, also known as the transition date. The Company’s principal life insurance companies have been parties to certain policyholder legal settlement cases regarding alleged disclosure deficiencies in premium increases for long-term care insurance policies. All of these cases have been settled by the courts and are in various stages of implementation, with one case substantially complete in 2022.

In the second quarter of 2023, the Company corrected the measurement of its liability for future policy benefits for long-term care insurance products under LDTI to include an estimate in its cash flow assumptions for cash payments made to policyholders who elect certain reduced benefit options in connection with legal settlements, referred to herein as “settlement payments.” The inclusion of an estimate for these settlement payments in the cash flow assumptions used to measure the liability for future policy benefits is consistent with the Company’s treatment of benefit reductions related to legal settlements, which are also included in its cash flow assumptions used to measure the liability for future policy benefits under LDTI. Under the revised accounting treatment, actual settlement payments will be reflected in benefits and other changes in policy reserves in the statement of income. Changes in cash flow assumptions related to the estimate for settlement payments and the impact of actual versus expected experience will be reflected in liability remeasurement (gains) losses in the statement of income. Estimated fees paid to the class action attorneys are accrued in the period the court settlement occurs and are recognized within acquisition and operating expenses, net of deferrals, in the statement of income.

The unaudited quarterly financial supplement for the quarter ended June 30, 2023, including the revised financial results as of and for the periods ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and for the year ended December 31, 2021 are being furnished as Exhibit 99.1 and incorporated by reference herein. All prior period information included in Exhibit 99.1 has been revised to correct the measurement of the Company’s liability for future policy benefits for its long-term care insurance products under LDTI, as described above, and this revised prior period information replaces the corresponding information previously furnished in the Original Form 8-K. It is possible that the final audited financial results may differ, perhaps materially, from the information included in this Current Report on Form 8-K/A (including Exhibit 99.1). In addition, the unaudited financial results reported in this Current Report on Form 8-K/A (including Exhibit 99.1) are not indicative of future financial results, and should be read in conjunction with the Company’s 2022 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the period ended June 30, 2023.

The information contained in this Current Report on Form 8-K/A (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information contained in this Current Report on Form 8-K/A shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward Looking Statements

This Current Report on Form 8-K/A contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth and its consolidated subsidiaries. Forward- looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, as well as risks discussed in the risk factor section of Genworth’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission on February 28, 2023. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Description of Exhibit

99.1	Financial Supplement for the quarter ended June 30, 2023

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: August 29, 2023	By:	/s/ Cristina E. Ahn
Cristina E. Ahn
Vice President and Controller
(Principal Accounting Officer)